EXHIBIT 10(i)A3

Return to: Stites & Harbison 3350 Riverwood Parkway, Suite 1700 Atlanta, Georgia 30339 Our File No. 934A.84800	Cross Reference to: DB 2455, PG 124 Rockdale County, Georgia Records

FIRST MODIFICATION TO

DEED TO SECURE DEBT AND SECURITY AGREEMENT

THIS FIRST MODIFICATION TO DEED TO SECURE DEBT AND SECURITY AGREEMENT (this “First Modification”) is made and entered into this              day of April, 2003, to be effective as of April 7, 2003, by and between ACUITY LIGHTING GROUP, INC., a Delaware corporation (hereinafter referred to as “Owner”) and REGIONS BANK, an Alabama banking corporation (hereinafter referred to as “Lender”), and is consented to by ACUITY BRANDS, INC. (occasionally referred to as “Parent”), ACUITY LIGHTING GROUP, INC. and ACUITY SPECIALTY PRODUCTS GROUP, INC., all Delaware corporations (such corporations being hereinafter referred to individually as “Each Borrower” and collectively as “Borrower”).

W I T N E S S E T H

WHEREAS, Owner entered into and executed for the benefit of Lender that certain Deed to Secure Debt and Security Agreement, dated as of October 11, 2002, recorded October 14, 2002 in Deed Book 2455, Page 124, Rockdale County, Georgia Records (the “Security Deed”); and

WHEREAS, by their signatures thereto, Each Borrower consented to the representations and covenants contained in the Security Deed; and

WHEREAS, Owner, Borrower and Lender are now desirous of making certain modifications and amendments to the Security Deed, as herein set forth below;

NOTE TO CLERK OF SUPERIOR COURT OF ROCKDALE COUNTY: No intangible recording tax is due with respect to the recording of this First Modification. The initial term of the indebtedness as set forth in the Deed to Secure Debt and Security Agreement was for a period of less than three (3) years, and such term is not now being extended.

NOW, THEREFORE, in consideration of the continued extension of credit by Lender to Borrower, Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is herein acknowledged, Owner, Borrower and Lender do herein agree as follows:

1. Section 4.1(a) of the Security Deed is herein deleted in its entirety and substituted in lieu thereof is the following:

“(a)	3.50 to 1.00 as of February 28, 2003;”

2. Section 4.1(b) of the Security Deed is herein deleted in its entirety and substituted in lieu thereof is the following:

“(b)	3.50 to 1.00 as of each of May 31, 2003 and August 31, 2003;”

3. Section 4.1(c) of the Security Deed is herein deleted in its entirety and substituted in lieu thereof is the following:

“(c)	3.25 to 1:00 as of each of November 30, 2003 and February 29, 2004; and”

4. Section 4.1 of the Security Deed is herein amended by adding an additional subsection to be designated as Subsection (d) to read as follows:

“(d)	3.00 to 1.00 as of the end of each fiscal quarter thereafter.”

5. Section 4.3 is herein amended by deleting the definition of “EBIT” as set forth therein and substituting in lieu thereof a new definition for “EBIT” to read as follows:

“EBIT” means, for any period for Parent and its consolidated subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with generally accepted accounting principles applied in a manner consistent with that used in preparing the Borrower’s financial statements of (i) Net Income, plus (ii) Interest Expense to the extent deducted in computing Net Income, plus (iii) charges against income for foreign, federal, state and local taxes to the extent deducted in computing Net Income, plus (iv) any other non-recurring non-cash charges to the extent deducted in computing Net Income, plus (v) non-cash expenses associated with the restricted stock program of Parent and its consolidated subsidiaries, minus (vi) any non-recurring non-cash credits to the extent added in computing Net Income.

6. All other terms, covenants, conditions and provisions of the Security Deed not herein specifically amended and modified shall remain in full force and effect as originally set forth therein.

7. The parties herein specifically agree that this First Modification shall not constitute a novation of the Security Deed.

8. Owner and Borrower herein affirm and agree that all covenants contained in the Security Deed and all representations and warranties contained therein are true and correct as of the date hereof as if restated herein in their entirety.

9. Borrower herein represents and warrants that it is not in default under the terms of the Security Deed, the Note secured by the Security Deed, or any of the other Loan Documents executed in connection with the Security Deed, and further, Borrower represents that it knows of no event that has occurred which, but for the passage of time or the giving of notice, would constitute an Event of Default under the terms of the Security Deed or any of the other Loan Documents executed in connection with the Security Deed.

10. This First Modification contains the complete understanding of the parties with respect to the subject matter hereof, supersedes all prior negotiations and proposals with respect thereto, and may not be amended except in writing executed by the party to be bound hereunder. This First Modification shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Georgia without reference to Georgia conflicts of law principles. The parties hereto waive application of the legal principle that an instrument is to be construed against the party drafting it.

11. The execution and delivery of this First Modification shall not, in any way (except as may be herein expressly provided), operate as a waiver of any right or remedy of Lender under or with respect to the Security Deed, the Note secured by the Security Deed or any of the other Loan Documents executed in connection with the Security Deed.

12. This First Modification shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, successors, legal representatives, and permitted assigns, whether voluntary by act of the parties, or involuntary by operation of law, as the case may be.

IN WITNESS WHEREOF, this First Modification has been executed by Owner and consented to and acknowledged by Borrower, the day and year first above written.

OWNER AND BORROWER:
ACUITY LIGHTING GROUP, INC.,
a Delaware corporation

By:	/s/ Vernon J. Nagel
Vernon J. Nagel, Executive Vice President, Finance

Signed, sealed and delivered in the presence of:	[CORPORATE SEAL]

/s/ Barry Goldman
Unofficial Witness
/s/ Sherene Orr
Notary Public
My Commission Expires:

[Notary Seal]

The undersigned herein execute this First Modification to Deed to Secure Debt and Security Agreement, not as one having an ownership interest in the Premises as defined and described in said Deed to Secure Debt and Security Agreement, but for the purpose of confirming and consenting to the representations and covenants of the undersigned as contained herein.

BORROWER:
ACUITY BRANDS, INC.,
a Delaware corporation

By:	/s/ Vernon J. Nagel
Vernon J. Nagel, Executive Vice President and CFO

[CORPORATE SEAL]

Signed, sealed and delivered in the presence of:
/s/ Barry Goldman
Unofficial Witness
/s/ Sherene Orr
Notary Public
My Commission Expires:

[Notary Seal]

BORROWER:
ACUITY SPECIALTY PRODUCTS GROUP,
INC., a Delaware corporation

By:	/s/ Vernon J. Nagel
Vernon J. Nagel, Executive Vice President, Finance

[CORPORATE SEAL]
Signed, sealed and delivered in the presence of:
/s/ Barry Goldman
Unofficial Witness
/s/ Sherene Orr
Notary Public
My Commission Expires:

[Notary Seal]

LENDER:

REGIONS BANK, an Alabama banking corporation

By:	/s/ W. Brad Davis
W. Brad Davis, Vice President

[CORPORATE SEAL]

Signed, sealed and delivered in the presence of:

Unofficial Witness

/s/ Antoinette Hughes
Notary Public
My Commission Expires:

[Notary Seal]

STITES & HARBISON

Suite 1700 Riverwood 100 Building

3350 Riverwood Parkway

Atlanta, Georgia 30339

(770) 850-7000

LOAN MODIFICATION CLOSING STATEMENT

BORROWERS:	ACUITY BRANDS, INC., ACUITY LIGHTING GROUP, INC. and ACUITY SPECIALTY PRODUCTS GROUP, INC., Delaware corporations

LENDER:	REGIONS BANK

PROPERTY:	1400 LESTER ROAD AND ONE LITHONIA WAY, CONYERS, ROCKDALE COUNTY, GEORGIA

DATE:	APRIL 14, 2003

FILE NUMBER:	934A.848

ADVANCED BY BORROWER AT CLOSING			1,112.00

DISBURSEMENTS AT CLOSING:

A.	Loan Modification Fee—Regions Bank	00.00

B.	Stites & Harbison—Attorney’s Fees and Expenses	1,000.00

C.	Clerk, Superior Court of Rockdale County—Recording	22.00

D.	Secretary of State (Georgia)—Certificates of Existence	30.00

E.	Secretary of State (Delaware)—Certificates of Existence	60.00

TOTAL DISBURSEMENTS AT CLOSING:		1,112.00	1,112.00

Borrowers acknowledge that they have received, reviewed, and approved the entries appearing on the within Loan Modification Closing Statement, and acknowledge receipt of a copy of the same.

Borrowers agree that should any inadvertent errors or omissions later be discovered in any documents executed at settlement, including the Loan Closing Statement, they shall promptly execute such corrective documents and remit such sums as may be reasonably required to adjust or correct such errors or omissions.

This 14th day of April, 2003.

BORROWERS:

ACUITY BRANDS, INC.,
a Delaware corporation

By:	/s/ Vernon J. Nagel
Vernon J. Nagel, Executive Vice President and Chief Financial Officer

[CORPORATE SEAL]

ACUITY LIGHTING GROUP, INC.,
a Delaware corporation

By:	/s/ Vernon J. Nagel
Vernon J. Nagel, Executive Vice President, Finance

[CORPORATE SEAL]

ACUITY SPECIALTY PRODUCTS GROUP, INC.,
a Delaware corporation

By:	/s/ Vernon J. Nagel
Vernon J. Nagel, Executive Vice President, Finance

[CORPORATE SEAL]

CLOSING CERTIFICATE

The undersigned, being an Executive Vice President of ACUITY BRANDS, INC., ACUITY LIGHTING GROUP, INC. and ACUITY SPECIALTY PRODUCTS GROUP, INC., Delaware corporations (the “Borrowers”), hereby gives this certificate on behalf of Borrowers to induce REGIONS BANK, an Alabama banking corporation (“Lender”), to modify certain financial accommodations with Borrowers pursuant to and in accordance with the terms of that certain Promissory Note in the original principal amount of $20,000,000.00 (the “Note”), which modifications are contained in that certain First Modification to Deed to Secure Debt and Security Agreement of even date herewith (the “First Modification”) between Borrowers and Lender.

The undersigned hereby certifies that:

(1) He is an Executive Vice President of each of the Borrowers and is authorized without further action of the Boards of Directors of Borrowers to represent Borrowers in signing this Certificate and all modification documents required by Lender in connection with the loan modification transaction between Borrowers and Lender;

(2) Borrowers are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware, are authorized to do business in Georgia, and have full power and authority to execute and deliver and to carry out and perform their obligations under the First Modification;

(3) The Articles of Incorporation and Bylaws of Borrowers and all amendments thereto were provided and certified to Lender on October 11, 2002. There have been no changes, amendments or modifications to the Articles of Incorporation or Bylaws of Borrowers since they were last certified to Lender on October 11, 2002;

(4) The First Modification has been duly authorized, executed and delivered by and on behalf of Borrowers;

(5) Borrowers’ execution and delivery of the First Modification and the other instruments and agreements contemplated thereby, and Borrowers’ compliance with the provisions thereof and their performance of the covenants contained therein, do not and will not conflict with or constitute on the part of Borrowers a violation of, breach of, or default under any existing law, court or administrative regulation or order, agreement or other instrument to which to my knowledge Borrowers are subject or parties or by which they or their properties are bound;

(6) Borrowers are, on the date hereof, in compliance with all terms and provisions set forth in the First Modification on their part to be observed and performed, which terms and provisions are incorporated herein by reference;

(7) On the date hereof, no Event of Default, as such term is defined in the Deed to Secure Debt and Security Agreement, nor any event or condition which with notice or lapse of time would constitute an Event of Default, has occurred or is continuing under the Deed to Secure Debt and Security Agreement, as amended this day, or under any of the other Loan Documents executed in connection therewith;

(8) Borrowers are not in default under nor are Borrowers in material violation of (i) any provision of their Articles of Incorporation or Bylaws, (ii) any indenture, mortgage, lien, agreement, contract, deed, lease, loan agreement or note to which it is a party or by which any of its properties may be bound or (iii) any order, judgment or decree by which Borrowers or any of their properties may be bound, and neither the execution and delivery of the First Modification, nor the compliance with the terms, conditions and provisions thereof, will conflict in any respect with or result in a breach of or constitute a default under any of the foregoing;

(9) There is no action or proceeding pending or, to the knowledge of the undersigned, threatened, looking toward the dissolution or liquidation of any of the Borrowers;

(10) There is no action, suit, proceeding, inquiry or investigation of any kind, now pending or threatened against any Borrower, before any court or other public body, which would affect title to the property subject to the First Modification;

(11) No approval, consent or withholding of objection on the part of any regulatory body, federal, state or local, is required in connection with the execution or delivery of or compliance by Borrowers with the terms and conditions of the Deed to Secure Debt and Security Agreement, as amended this day; and

(12) There are no agreements among the officers, directors or shareholders of Borrowers which restrict in any way whatsoever material to the First Modification the power and authority of Borrowers to (a) execute and deliver and perform all of their obligations under the Deed to Secure Debt and Security Agreement, as amended this day, (b) incur liabilities, borrow money or issue notes, bonds or other obligations or (c) secure any of Borrowers’ obligations with mortgages, deeds to secure debt, pledges, security interests or other encumbrances upon all or any portion of Borrowers’ assets.

IN WITNESS WHEREOF, the undersigned has set his hand and seal, this 14th day of April, 2003.

/s/ Vernon J. Nagel	(SEAL)
VERNON J. NAGEL